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                                                                   Exhibit 10.11

                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into on January 6, 1998, by and among Jose Liberman ("Jose"), Esther Liberman ("Esther"), Lenard D. Liberman ("Lenard"), and LBI Holdings I, Inc., a California corporation (the "Company"), with respect to the issued and outstanding shares of Common Stock, $.01 par value, of the Company (the "Stock").

                                    RECITALS

         A. Jose and Esther collectively own 100 shares of the Stock, representing one-half of the Stock. During their joint lifetimes they shall be required to act jointly, and they shall collectively be deemed to be one Shareholder. Following the death of the first to die of Jose and Esther, the survivor shall be deemed to be a Shareholder.

         B. Lenard owns 100 shares of the Stock, representing one-half of the Stock.

         C. Jose and Esther (collectively), the survivor of Jose and Esther, and Lenard are sometimes referred to hereinafter individually as a "Shareholder" and collectively as the "Shareholders."

         D. The Shareholders and the Company believe it to be in their respective best interests that in the event any Shareholder dies or seeks to dispose of said Shareholder's Stock, the other of them have the rights to acquire such Shareholder's Stock as are set forth in this Agreement.

         E. The Shareholders and the Company have each independently concluded that the valuation of the Stock provided for in this Agreement is fair and equitable.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and the mutual Agreements and covenants contained herein, it is mutually agreed and covenanted by and among the Shareholders and the Company as follows:

         1. Permissible Transfers. Subject to (i) paragraph 7 below and (ii) any required prior approval of the Federal Communications Commission (the "FCC"), each Shareholder may transfer shares of Stock without consideration to the Shareholder's spouse, children, or other descendants, or to a trust for their benefit or for the Shareholder's benefit. The transferee shall be bound by all terms of this Agreement.

         2. Lifetime Restrictions. Except as provided in paragraph 1 above, and subject to (i) paragraph 7 below or (ii) any required prior approval of the FCC, no Shareholder shall transfer, pledge, hypothecate, divide, assign or otherwise alienate (the foregoing collectively referred to as "transfer") any Stock, or any right, title or interest therein, without the prior written consent of the Company and of the other Shareholders, unless the Shareholder shall have first made the offer to sell hereinafter set forth:

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         (a) The offering Shareholder shall deliver a written offer (hereinafter referred to as the "Offer") to the Company and to the other Shareholders specifying the number of shares (the "Offered Stock"), the name and address of the prospective transferee, the proposed price and the other terms of the transfer. For purposes of this paragraph 2, an Offer by Jose or Esther shall be deemed to be a joint offer by both of them, and Lenard shall be deemed to be the only non-offering Shareholder.

         (b) For a period of 30 days following receipt of the written offer, the Company shall have the option to purchase the Offered Stock, subject to the restrictions governing the right of a corporation to purchase its Stock under applicable local law. If the Company exercises the option, the Secretary of the Company shall give written notice of such exercise to the offering Shareholder. The terms and conditions of the purchase referred to herein shall be as specified in the Offer; provided, however, that the price to be paid shall be the lesser of the price set forth in the Offer or the price determined in paragraph 5 below. If the Offer specifies that the purchase price is payable only in cash, or if the Offer relates to a transfer other than a sale, the Company shall have the election to pay all or part of the purchase price by a promissory note in the form set forth in Exhibit A attached hereto.

         (c) If the Company does not exercise the option within said 30 days after receipt of the Offer, the non-offering Shareholder shall, for the ensuing 30-day period, have the option to purchase that portion of the Offered Stock not purchased by the Company. If the non-offering Shareholder exercises the option within the aforementioned period, such Shareholder shall give written notice of such exercise to the offering Shareholder. The terms and conditions of the purchase referred to herein shall be as specified in the Offer; provided, however, that the price to be paid shall be the lesser of the price set forth in the Offer, or the price determined in paragraph 5 below. If the Offer specifies that the purchase price is payable only in cash, or if the Offer relates to a transfer other than a sale, the non-offering Shareholder shall have the election to pay all or part of the purchase price by a promissory note in the form set forth in Exhibit B attached hereto.

         (d) All Offered Stock not purchased by the Company or by the non-offering Shareholder within 60 days after receipt of the Offer shall be free of the terms of this Agreement for the period of the ensuing 30 days, and the offering Shareholder may make a bona fide transfer to the prospective transferee named in the Offer according to its terms and conditions. If the offering Shareholder shall fail to make a transfer of the Offered Stock to the prospective transferee within said 30-day period, all such untransferred shares shall again become subject to the terms and restrictions of this Agreement.

         (e) Any transferee of shares transferred pursuant to this paragraph 2, other than a Shareholder, shall not acquire any rights under, or become a party to, this Agreement.

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         3.  Optional Purchase of Shares Upon a Shareholder's Death. Subject to
paragraph 7 below, upon a Shareholder's death, the surviving Shareholder and the Company shall have the options to purchase the deceased Shareholder's Stock as set forth below:

             (a) For purposes of this paragraph 3, options under this Agreement to purchase Stock owned by Jose or Esther shall arise only upon the death of the survivor of them, and said survivor shall be deemed to be the deceased Shareholder.

             (b) For the period ending on the later to occur of 180 days after the deceased's Shareholder's death or 60 days after the appointment of the deceased Shareholder's personal representative, the Company shall have the option to purchase the deceased Shareholder's Stock, subject to the restrictions governing the right of a corporation to purchase its Stock under the applicable local law. The price shall be determined as set forth in paragraph 5 below. In the event that this option shall be exercised by the Company, the Secretary of the Company shall give written notice of such exercise to the deceased Shareholder's personal representative. The Company shall pay the purchase price in cash, or, at its election, may pay all or part of the purchase price by a promissory note in the form set forth in Exhibit A attached hereto.

             (c) If the Company does not exercise the option under this paragraph 3 within said period, the surviving Shareholder shall have, for the ensuing 90-day period, the option to purchase that portion of the shares not purchased by the Company. If the surviving Shareholder exercises the option as set forth herein, the surviving Shareholder shall give written notice of such exercise to the deceased Shareholder's personal representative. The surviving Shareholder shall pay the purchase price in cash, or may, at the surviving Shareholder's election, pay all or part of the purchase price by a promissory note in the form set forth in Exhibit B attached hereto.

                 (d) All offered shares not purchased by the Company or by the surviving Shareholder within the foregoing period shall thereafter be free of the terms of this Agreement, and the deceased Shareholder's personal representative may make a bona fide transfer of the deceased Shareholder's Stock without further regard to the terms and conditions of this Agreement.

         4. Life Insurance Provisions. The Company or the Shareholders may elect to apply for and own insurance on a Shareholder's life for the purpose of funding all or part of the obligations under this Agreement. Nothing in this Agreement shall create any obligation for the Company or a Shareholder to apply for and own such insurance, and no incident of ownership shall be attributed to an insured Shareholder if the Company or another Shareholder elects to apply for and own insurance on such insured Shareholder's life.

         5. Price. The price of each share of Stock of the Company to be purchased and sold under this Agreement shall be fixed by the Shareholders, as evidenced by a certificate setting forth such fixed price, which certificate shall be dated and executed by the Shareholders and attached hereto as Exhibit
C. The fixed price set forth in the certificate attached hereto shall be binding on the Shareholders for all purposes of this Agreement, except that during the 90 day period following the last day of the Company's fiscal year ending within the calendar years

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2001, 2004 and within each subsequent third year thereafter, any Shareholder may request that a study be undertaken to arrive at a new fixed price to be agreed upon by the Shareholders. No such request shall alter the then effective fixed price prior to the execution of a new fixed price certificate. The new fixed price shall take effect as of the date of execution of the certificate, and shall be binding on the Shareholders for all purposes, subject to the limitations of this paragraph. If, during the appropriate 90 day period, no Shareholder makes a request for a study to be undertaken to arrive at a new fixed price to be agreed upon by the parties, the fixed price set forth in the latest executed certificate attached hereto shall remain in effect for the subsequent three year period. If any Shareholder shall, within the appropriate
90 day period, request that a study be undertaken to arrive at a new fixed price to be agreed upon by the Shareholders, and if the Shareholders shall be unable to agree upon such a fixed price within 45 days following the request, then a qualified appraiser mutually agreed upon and selected by the Shareholders shall appraise the Company and determine the value of the Stock. The fees and costs of the appraisal shall be borne equally by the Shareholders.

         6. Additional Shares Covered By Agreement. This Agreement shall apply not only to the shares of Stock now owned by the Shareholders as hereinabove set forth, but also to all of the shares of capital stock of the Company that a Shareholder may hereafter acquire while a party to this Agreement.

         7. Suspension And Subordination Of Rights. Notwithstanding anything in this Agreement to the contrary, all of the Stock (but not less than all) may be pledged to a bank to secure loans made by such bank to the Company. In the event of any such pledge, then as long as the pledge remains in effect and to the extent provided in such pledge, the rights and obligations under this Agreement shall be suspended and affected as set forth below:

             (a) The rights of each Shareholder and each Shareholder's personal representative to transfer stock under this Agreement shall be subordinate and subject to the Company's bank obligations that are secured by the pledge.

             (b) The Company's obligation to pay all or any part of the purchase price, including payments of interest and principal on the promissory note provided for in paragraphs 2 and 3 above and set forth in Exhibit A attached hereto, shall be suspended until all of the Company's bank obligations secured by the pledge agreement are paid in full (the "Suspension Period"). During the Suspension Period, the Shareholder or Shareholder's personal representative whose Stock is being purchased by the Company shall be entitled to custody of the Stock, and such Shareholder or Shareholder's personal representative shall deliver or redeliver the Stock to the Company at such time as the Suspension Period has ended and the Company resumes payments of the purchase price. The Company shall be obligated to pay the Shareholder or Shareholder's personal representative whose Stock is being purchased by the Company additional interest at the rate determined in the promissory note for the Suspension Period.

             (c) During the Suspension Period, all rights that a Shareholder may have to acquire the other Shareholder's Stock under this Agreement shall be subordinate and subject to the Company's bank obligations that are secured by the pledge.

             (d) During the Suspension Period, the Shareholder who is not selling or transferring Stock (the "Remaining Shareholder") shall have all rights to exercise any voting or other consensual rights attributable to Stock, subject to any required prior approval of the FCC. The Shareholders acknowledge and agree that the rights conferred on the Remaining Shareholder by this paragraph 7 constitute a voting agreement between shareholders of a close corporation enforceable in accordance with Section 706 of the General Corporation Law of the State of California.

         8. Termination Provisions. This Agreement shall terminate upon the earliest to occur of any of the following events:

             (a) Cessation of business of the Company;

             (b) Bankruptcy, receivership or dissolution of the Company;

             (c) A public offering of Stock of the Company; provided, however, that if there is an underwritten public offering of Stock of the Company, each Shareholder agrees not to effect any public sale or distribution of his Stock in the Company for such period as may be requested by the managing underwriters of such offering (not to exceed the seven day period preceding, and the 90 day period beginning on, the effective date of any such registration), except as part of such registration.

             (d) The voluntary agreement of all the parties who are then bound by the terms hereof.

         9. Endorsement On Stock Certificates. Each certificate representing shares of capital Stock of the Company now or hereafter held by the Shareholders shall be stamped with a legend in substantially the following form:

         "This certificate is transferable only upon compliance with the provisions of a Stock Purchase Agreement dated January 6, 1998, by and among Jose Liberman, Esther Liberman, Lenard D. Liberman, and LBI Holdings I, Inc., a copy of which is on file in the office of the Corporation."

         10. Amendment. This Agreement may be altered, amended or terminated only by a writing signed by all the parties bound by this Agreement as of the time of such alteration, amendment or termination.

         11. Provision In Will or Trust. This Agreement shall be binding upon the parties hereto, their heirs, legatees, executors, administrators and assigns. In furtherance thereof, each of the parties to this Agreement shall maintain in effect at all times a will or trust directing his or her personal representative to carry out this Agreement and to execute all documents necessary to accomplish that result. The failure to maintain in effect such a will or trust shall not affect the rights or obligations of the parties to this Agreement.

         12. Notice. Whenever this Agreement requires the giving of notice, such notice will be effective when actually received, except that any notice addressed to a Shareholder at the address on file with the Company and deposited in the United States mail by first class mail shall be conclusively presumed to be actually received five days after such deposit.

         13. Take All Necessary Action. The Shareholders agree to sign all necessary documents and take all other action necessary to carry out the provisions of this Agreement.

         14. Construction. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

         IN WITNESS WHEREOF, the Shareholders hereto have executed this Agreement as of the date first written above.


                                              /s/ Jose Liberman
                                              -------------------------------
                                              Jose Liberman

                                              /s/ Esther Liberman
                                              -------------------------------
                                              Esther Liberman

                                              /s/ Lenard D. Liberman
                                              -------------------------------
                                              Lenard D. Liberman

                                              LBI Holdings I, Inc.

                                              By /s/ Lenard D. Liberman
                                                -----------------------------
                                                Lenard D. Liberman
                                                Vice President

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                                 SPOUSAL CONSENT

         The undersigned, being the spouse of a Shareholder who has signed the foregoing Stock Purchase Agreement, hereby acknowledges that she has read and is familiar with the provisions of said Agreement and agrees to be bound thereby and join therein to the extent, if any, that her agreement and joinder may be necessary; she hereby further acknowledges and agrees that Stock registered in a Shareholder's name shall be or may be purchased and sold under the terms of said Agreement without her further consent; she further acknowledges and agrees that her spouse may join in any future amendment or modification of said Agreement without any further signature, acknowledgment, agreement or consent on her part; and she hereby further acknowledges and agrees that any community property or other legal interest which she may have or hereafter acquire in the shares of Stock of her spouse in the Company shall be subject to the provisions of said Agreement.

         Dated:  January 6, 1998


                                                  /s/ Sarah Liberman
                                                  ------------------------------
                                                  Sarah Liberman

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EXHIBIT A

                         NON-NEGOTIABLE PROMISSORY NOTE

$______________                                 ____________________, California
                                                                          [Date]


         FOR VALUE RECEIVED, the undersigned LBI HOLDINGS I, INC., a California corporation (the "Company"), hereby promises to pay to ___________________________________, ("Payee"), the principal sum of
________________________________________ ($____________)

in lawful money of the United States of America, together with interest on the unpaid balance thereof from the date hereof in the amounts and at the times specified below until such principal amount shall be paid in full.

         The Company shall pay the principal balance of this Note in five equal installments, the first of which shall be due and payable one year after the date of this Note, and each remaining installment shall be due and payable on the subsequent annual anniversary dates of this Note.

         The unpaid principal balance of this Note shall bear interest at the Applicable Federal Mid-Term Rate as determined for purposes of Internal Revenue Code Section 1274 for promissory notes executed in the month of this Note. This Note shall not be construed to require payment of any interest in excess of the maximum amount permitted by law.

         All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America and same day funds to Payee at such place as shall be designated in writing for such purpose by Payee.

         The obligations of the Company under this Note shall be subject to the condition that all payments under this Note be legally permissible under the laws of the State of California and the rules and regulations of the California Department of Corporations.

         The Company shall have the right to prepay this Note in whole at any time or in part from time to time, by payment of the principal amount hereof to be prepaid, plus accrued but unpaid interest thereon.

         No provision of this Note shall alter or impair the obligation of the Company which is absolute and unconditional to pay the principal of and interest on this Note at the place, at the times and in the currency herein prescribed; provided, however, that the Company shall not be obligated to make any payment on this Note if, as of the date such payment is to be made, such payment would violate Section 500 or any other applicable provisions of the General Corporation Law of the State of California then in effect.

         The Company promises to pay all costs and expenses, including reasonable attorneys' fees, incurred in the collection and enforcement of this Note. The Company hereby waives diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demands hereunder.

         This Note is to be governed by, and construed and enforced in accordance with, the laws of the State of California.

         IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered by a duly authorized officer, as of the day and year and at the place first above written.

                                                    LBI HOLDINGS I, INC.
                                                    a California corporation

                                     By:                /s/
                                                       -----------------------

                                                 Title:_______________________

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EXHIBIT B

                         NON-NEGOTIABLE PROMISSORY NOTE

$______________                                ____________________, California
                                                                         [Date]


         FOR VALUE RECEIVED, the undersigned ______________
_____________________ ("Payor"), hereby promises to pay to
___________________________________, ("Payee"), the principal sum of____________________________________________($_____________)

in lawful money of the United States of America, together with interest on the unpaid balance thereof from the date hereof in the amounts and at the times specified below until such principal amount shall be paid in full.

         Payor shall pay the principal balance of this Note in five equal installments, the first of which shall be due and payable one year after the date of this Note, and each remaining installment shall be due and payable on the subsequent annual anniversary dates of this Note.

         The unpaid principal balance of this Note shall bear interest at the Applicable Federal Mid-Term Rate as determined for purposes of Internal Revenue Code Section 1274 for promissory notes executed in the month of this Note. This Note shall not be construed to require payment of any interest in excess of the maximum amount permitted by law.

         All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America and same day funds to Payee at such place as shall be designated in writing for such purpose by Payee.

         Payor shall have the right to prepay this Note in whole at any time or in part from time to time, by payment of the principal amount hereof to be prepaid, plus accrued but unpaid interest thereon.

         No provision of this Note shall alter or impair the obligation of Payor which is absolute and unconditional to pay the principal of and interest on this Note at the place, at the times and in the currency herein prescribed.

         Payor promises to pay all costs and expenses, including reasonable attorneys' fees, incurred in the collection and enforcement of this Note. Payor hereby waives diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demands hereunder.

         This Note is to be governed by, and construed and enforced in accordance with, the laws of the State of California.

         IN WITNESS WHEREOF, Payor has caused this Note to be executed and delivered by a duly authorized officer, as of the day and year and at the place first above written.

                                                 ______________________________
                                                 Payor

EXHIBIT C

                                PRICE CERTIFICATE

         This certificate is for the purpose of establishing the price for the Stock owned by each Shareholder under that certain Stock Purchase Agreement, dated as of January 6, 1998, by and among Jose Liberman, Esther Liberman, Lenard
D. Liberman, and LBI Holdings I, Inc., as set forth in paragraph 5 of said Agreement. As of the date set forth below, the Shareholders certify that the total value of the Company is ______________________________________________($______________), so that the price for each of the ____ shares of Stock of the Company owned by the Shareholders, as the terms "Company," and "Shareholders" are defined in said Agreement, is ______________________________________________($______________).


         DATED: _________________________.



                                                 SHAREHOLDERS

                                                 _______________________________
                                                 Jose Liberman

                                                 _______________________________
                                                 Esther Liberman

                                                 _______________________________
                                                 Lenard D. Liberman

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                                PRICE CERTIFICATE

         This certificate is for the purpose of establishing the price for the Stock owned by each Shareholder under that certain Stock Purchase Agreement, dated as of January 6, 1998, by and among Jose Liberman, Esther Liberman, Lenard
D. Liberman, and LBI Holdings I, Inc., as set forth in paragraph 5 of said Agreement. As of the date set forth below, the Shareholders certify that the total value of the Company is Four Hundred Two Million Eight Hundred Forty-Six Thousand Four Hundred Twenty-Two Dollars ($402,846,422), so that the price for each of the 200 shares of Stock of the Company owned by the Shareholders, as the terms "Company," and "Shareholders" are defined in said Agreement, is Two Million Fourteen Thousand Two Hundred Thirty-Two Dollars and Eleven Cents ($2,014,232.11).

         DATED: June 28, 2002


                                                  SHAREHOLDERS

                                                    /s/ Jose Liberman
                                                  ------------------------------
                                                  Jose Liberman

                                                    /s/ Esther Liberman
                                                  ------------------------------
                                                  Esther Liberman

                                                    /s/ Lenard D. Liberman
                                                  ------------------------------
                                                  Lenard D. Liberman